SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (date of earliest event reported): May 8, 2015

                            TARA GOLD RESOURCES CORP.
                      ------------------------------------
                 (Name of Small Business Issuer in its charter)

         Nevada                     000-29595                 90-0316566
  -------------------          -----------------          ------------------
(State of incorporation)     (Commission File No.)       (IRS Employer
                                                          Identification No.)

                               1047 West 200 North
                               Pima, Arizona 85543
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          (Address of principal executive offices, including Zip Code)

       Registrant's telephone number, including area code: (928) 965-1151



          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     On May 8, 2015, the Company appointed the following person to the positions shown below:

         Name                 Age      Position
         ----                 ---      --------

         Thomas Claridge       46      Chief Operating Officer and Chairman of
                                       the Board of Directors

     Information concerning Mr. Claridge, who was previously appointed a director of the Company on February 23, 2015, follows.

     Since July 2011, Mr. Claridge has been responsible for the overall development of mine plans, budgets, and exploration work for a mining project in Idaho's Dixie mining district, including overall project development work for both underground and surface mining scenarios.

     Between September 2010 and June 2011 Mr. Claridge was an engineer with Hanlon Engineering & Architecture Inc. in Tucson Arizona. While employed by Hanlon Engineering, Mr. Claridge:

     o    developed plans for mine and ore processing projects;

     o implemented new leaching techniques and water treatment programs for mining companies;

     o reviewed metallurgical test work, water treatment proposals, on-site water programs, and ore process designs for a mine in Romania;

     o authored a recommendations report which is currently being implemented at the mine in Romania;

     o lead a team conducting geologic, metallurgical, mine assessments, and engineering mill reviews of mines in Sinaloa, Mexico; and

     o    provided   phased   approached   recommendations   for   ore   reserve
          calculations and mine development.

     Between January 1996 and September 2010 Mr. Claridge was a Senior Project Engineer for Freeport-McMoran Copper and Gold Inc.

     For the past two years Mr. Claridge has also been an independent consultant to mining companies having projects in the United States.

     Mr. Claridge received his Bachelor of Science degree in Environmental Engineering from Northern Arizona University in 1995.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 12, 2015

                                 TARA GOLD RESOURCES CORP.


                                 By:  /s/ Thomas Claridge
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                                      Thomas Claridge, Chief Operating Officer
















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